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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-29837, 333-70793, 333-79301 and 333-85049.


                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
April 10, 2000